UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2023

CITIZENS HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Mississippi	001-15375	64-0666512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Main Street, Philadelphia, Mississippi		39350
(Address of principal executive offices)		(Zip Code)
(601) 656-4692
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	CIZN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders on April 25, 2023. There were 5,607,438 shares, or approximately 79%, of the Corporation’s issued and outstanding shares of common stock represented either in person or by proxy at the Annual Meeting. The Corporation solicited proxies pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, and there were no solicitations in opposition to management’s solicitations.

The shareholders considered and voted upon three proposals at the Annual Meeting. The proposals were described in the Corporation’s Proxy Statement.

The first proposal concerned the election of four Class III directors to a three-year term expiring in 2026. The votes for each nominee were:

	Votes For	Votes Withheld	Broker Non-vote
Jane D. Crosswhite	3,318,704	20,303	1,086,088
Craig Dungan, MD	3,182,491	156,516	1,086,088
Daniel Adam Mars	3,166,832	172,175	1,086,088
David P. Webb	3,171,700	167,307	1,086,088

The second proposal was to conduct an advisory (non-binding) vote on the compensation paid to our executive officers. The votes for the proposal were:

Votes For	Votes Against	Votes Abstain	Broker Non-vote
3,076,993	91,804	170,210	1,086,088

The third proposal was to conduct an advisory (non-binding) vote on the frequency of the vote on our executive officer compensation. The votes for the proposal were:

Votes For Every Year	Votes For Every 2 Years	Votes For Every 3 Years	Votes Abstain	Broker Non-vote
2,985,067	132,992	57,630	163,318	1,086,088

Finally, the fourth proposal was to ratify the approval by our Board of Directors of our independent registered public accounting firm for the 2023 fiscal year. The votes for the proposal were:

Votes For	Votes Against	Votes Abstain	Broker Non-vote
4,371,719	31,492	21,884	-

Item 8.01 Other Events.

As described in Item 5.07 of this Report, on April 25, 2023, the Corporation held its Annual Meeting at which our shareholders elected the directors listed above. At a Board of Directors’ meeting immediately following the Annual Meeting, the Board of Directors decided to make no committee changes at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS HOLDING COMPANY

Date: April 27, 2023	By: /s/ Phillip R. Branch
Phillip R. Branch
Treasurer and Chief Financial Officer,
(Principal Financial and Accounting Officer)